UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

LIBERTY ALL-STAR EQUITY FUND
(Name of Registrant as Specified In Its Charter)

ALPS FUND SERVICES, INC. Attn: Tane Tyler 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

ALL STAR
EQUITY FUND

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MR ANDREW SAMPLE
1234 AMERICA DRIVE
ANYWHERE, IL 60661

IMPORTANT ANNUAL SHAREHOLDERS' MEETING INFORMATION — YOUR VOTE COUNTS!

Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Liberty All-Star Equity Fund Shareholder Meeting to be Held on April 23, 2009

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement to shareholders is available at:

www.envisionreports.com/Liberty

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/Liberty.**

Step 2: Click the **Cast your Vote or Request Printed Materials** section.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future mailings.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 12, 2009 to facilitate timely delivery.

C O Y

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Printed on recycled paper. Shareholder Meeting Notice Liberty All-Star Equity Fund’s Annual Meeting of Shareholders will be held on April 23, 2009 at the offices of the Fund, 99 High Street, Suite 303, Boston, Massachusetts, at 9:00 a.m. Proposals to be voted on at the meeting are listed below along with the Board of Trustees’ recommendations. The Board of Trustees recommends that you vote FOR the following proposal: 1. To Elect (2) Trustees of the Fund – John A. Benning and Edmund J. Burke. Please note: This is not a proxy. To vote your shares you must vote online or request a set of proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice and identification with you. 00ZWSA Here’s how to order a paper copy of the proxy materials: PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials. [1] Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a set of proxy materials. [1] Internet – Go to www.envisionreports.com/Liberty. Follow the instructions to log in and order a set of proxy materials. [1] Email – Send an email message with “Proxy Materials Order” in the subject line and, in the body of the message, your full name and address and the three numbers located in the shaded bar on the reverse to investorvote@computershare.com. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 12, 2009.

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Liberty All-Star Equity Fund
Annual Meeting of Shareholders
April 23, 2009 9:00 a.m. ET
99 High Street, Suite 303, Boston MA

Proxy Login Details:
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Holder Account Number: [[HolderAccountNumber]]
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To: [[Registration]]

Your LIBERTY ALL-STAR EQUITY FUND proxy statement and annual report are now available online and you may also vote your shares for the 2009 Annual Shareholder Meeting.

To view the proxy statement and annual report, please visit: www.envisionreports.com/Liberty.

To cast your vote, please visit www.envisionreports.com/Liberty and follow the on-screen instructions. You will be prompted to enter the proxy voting details provided above in this email to access this voting site. Note that votes submitted through this site must be received by 1:00 a.m. Central Time, April 23, 2009.

Thank you for viewing the 2009 LIBERTY ALL-STAR EQUITY FUND Annual Meeting Materials and for submitting your very important vote.

Please note: You are receiving this email because you are signed up for Electronic Shareholder Communications, our environmentally friendly eComms service. You can unsubscribe to email notifications at any time by changing your elections on the Electronic Shareholder Communications menu at Investor Centre.

Questions? For additional assistance regarding your account please visit www.computershare.com/ContactUs where you will find useful FAQs, phone numbers and our secure online contact form.

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